--------------------------------------------------------------------------------
                                                    U.S. GOVERNMENT FIXED INCOME
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Alliance Bond Fund
U.S. Government
Portfolio

Annual Report
June 30, 2000

                               [GRAPHIC OMITTED]

                           AllianceCapital [LOGO](R)
                           The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
August 10, 2000

Dear Shareholder:

This report provides you with an update on the performance, investment strategy and outlook for Alliance Bond Fund U.S. Government Portfolio (the "Fund") for the annual reporting period ended June 30, 2000.

Investment Objectives and Policies

This open-end Fund is designed for investors who seek high current income, consistent with Alliance's determination of prudent investment risk. The Fund invests primarily in U.S. Government securities, including mortgage-related securities, repurchase agreements and forward contracts relating to U.S. Government securities.

Investment Results

The following table provides the investment results for Alliance Bond Fund U.S. Government Portfolio for the six- and 12-month periods ended June 30, 2000. For comparison, we have included the total returns for the U.S. Treasury market, represented by the unmanaged Lehman Brothers Government Bond Index (the "Index"), and the Lipper General U.S. Government Funds Average (the "Lipper Average").

During the six- and 12-month periods, the Fund underperformed its benchmark, the Lehman Brothers Government Bond Index, but outperformed its peer group, the Lipper General U.S. Government Funds Average. Our underweighting of Treasury securities dampened performance relative to the benchmark, as these were the strongest performing securities during both periods.

Investment Results*
Periods Ended June 30, 2000

                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------

Alliance Bond
Fund U.S.
Government
Portfolio
  Class A                                                       4.75%     4.41%
--------------------------------------------------------------------------------
  Class B                                                       4.38%     3.64%
--------------------------------------------------------------------------------
  Class C                                                       4.37%     3.64%
--------------------------------------------------------------------------------
Lehman Brothers
(LB) Government
Bond Index                                                      4.97%     5.01%
--------------------------------------------------------------------------------
Lipper General
U.S. Government
Funds Average                                                   3.95%     3.60%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value of each class of shares as of June 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers Government Bond Index is composed of the Lehman Brothers U.S. Treasury Bond and Agency Bond Indices, the Lehman Brothers 1-3 Year Government Bond Index and the Lehman Brothers 20+ Year Treasury Index. The unmanaged Lipper General U.S. Government Funds Average is based on the performance of a universe of funds that invest at least 65% of their assets in U.S. government and agency issues. These funds have generally similar investment


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      objectives to the Fund, although investment policies for the various funds may differ. In particular, many funds in the Lipper U.S. government universe are not required to invest solely in securities backed by the full faith and credit of the U.S. For the six- and 12-month periods ended June 30, 2000, the Lipper Average consisted of 189 and 184 funds, respectively. An investor cannot invest directly in an index or an average, and its results are not indicative of any particular investment, including Alliance Bond Fund U.S. Government Portfolio.

      Additional investment results appear on pages 4-7.

Investment Strategy

During the six-month period ended June 30, 2000, we decreased our allocation to U.S. Treasury securities as the Federal Reserve raised interest rates. We increased our allocation to mortgage-backed securities, as this sector tends to outperform in a rising interest rate environment.

The U.S. bond market, as represented by the Lehman Brothers Aggregate Bond Index, posted a return of 3.99% during the six-month period. Among the traditional sectors of the U.S. bond market, during the six-month period the U.S. government sector recorded the strongest performance, 5.0%, followed by the mortgage-backed securities (MBS) and commercial mortgage-backed securities
(CMBS) sectors, both 3.7%, and the corporate sector, 2.7%.

The U.S. government sector of the market posted the best return of the market among the traditional sectors as a result of the Treasury buy-back program. Faced with a growing budget surplus, the Treasury began a long-term project to reduce the supply of outstanding government debt. The yield curve inverted during the period as investors focused on tighter monetary policy as well as the Treasury buy-back program. Two-year Treasury yields rose from 6.24% to 6.36%, while 30-year Treasury yields fell from 6.48% to 5.90%.

In spite of strong mortgage fundamentals, the performance of the mortgage-backed sector was dampened by events in Washington, DC. From a fundamental perspective, mortgage securities benefited from a strong underlying housing sector that increased turnover-related prepayments, which ultimately will result in a more stable cash flow for holders of mortgage securities. However, relative performance was dampened by the Treasury buy-back program, which affected all non-Treasury sectors negatively, as well as the proposal to reduce the government credit support currently enjoyed by the Federal Home Loan Mortgage Association (FHLMC) and the Federal National Mortgage Association (FNMA). In the event that the government follows through with this proposal, it would limit commercial banks' demand for mortgages.


--------------------------------------------------------------------------------
2 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Outlook

With strong growth and signs of increased inflationary pressures, there is risk of tighter monetary policy in the U.S. However, the U.S. government surplus and the related Treasury buy-back program has improved the environment for U.S. government bonds. In addition, the superior quality and liquidity features of the mortgage-backed security market, coupled with low prepayment risk at current interest rate levels, continue to make this sector attractive. We expect yield premiums in non-Treasury sectors to narrow somewhat from current levels.

Thank you for your continued interest and investment in Alliance Bond Fund U.S. Government Portfolio. We look forward to reporting to you again in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Jeffrey S. Phlegar

Jeffrey S. Phlegar
Vice President

[PHOTO OMITTED]   John D.
                  Carifa

[PHOTO OMITTED]   Jeffrey S.
                  Phlegar

Portfolio Manager, Jeffrey S. Phlegar, has over 14 years of investment experience.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
6/30/90 TO 6/30/00

  [The following was represented by a mountain chart in the printed material.]


Lehman Brothers Government Bond Index:                $21,129

Lipper General U.S. Government Funds Average:         $19,380

Alliance Bond Fund U.S. Government Portfolio Class A: $18,238

This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund U.S. Government Portfolio Class A shares (from 6/30/90 to 6/30/00) as compared to the performance of an appropriate broad-based index and the Lipper General U.S. Government Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers ("LB") Government Bond Index is composed of the LB U.S. Treasury Bond and Agency Bond Indices, the LB 1-3 Year Government Bond Index and the LB 20+ Year Treasury Index.

The Lipper General U.S. Government Funds Average is based on the performance of a universe of funds that invest at least 65% of their assets in U.S. government and agency issues. It reflects performance of 50 funds (based on the number of funds in the average from 6/30/90 to 6/30/00). These funds have generally similar investment objectives to Alliance Bond Fund U.S. Government Portfolio, although the investment policies of some funds included in the average may vary.

When comparing Alliance Bond Fund U.S. Government Portfolio to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average and its results are not indicative of any specific investment, including Alliance Bond Fund U.S. Government Portfolio.


--------------------------------------------------------------------------------
4 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 6/30

                              [BAR CHART OMITTED]

     Alliance Bond Fund U.S. Government Portfolio--Yearly Periods Ended 6/30
--------------------------------------------------------------------------------
                           Alliance Bond Fund          Lehman Brothers
                        U.S. Government Portfolio   Government Bond Index
--------------------------------------------------------------------------------
      6/30/91                      8.97%                    10.14%
      6/30/92                     13.52%                    13.75%
      6/30/93                     12.23%                    12.90%
      6/30/94                     -1.93%                    -1.34%
      6/30/95                     10.38%                    12.06%
      6/30/96                      1.74%                     4.51%
      6/30/97                      6.49%                     7.40%
      6/30/98                     10.01%                    11.25%
      6/30/99                      1.83%                     3.05%
      6/30/00                      4.41%                     5.01%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the LB U.S. Treasury Bond and Agency Bond Indices, the LB 1-3 Year Government Bond Index and the LB 20+ Year Treasury Index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Bond Fund U.S. Government Portfolio.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
June 30, 2000

INCEPTION DATE          PORTFOLIO STATISTICS
(Class A Shares)        Net Assets ($mil): $744.0
12/1/85

                              [PIE CHART OMITTED]

SECURITY TYPE
    44.30% Treasury
    23.19% CMO/ ABS
    20.09% FNMA
     3.71% GNMA
     7.08% Stripped MBS

Corporate
     1.57% Financial

Short-Term
     0.06% Repo

All data as of June 30, 2000. The Fund's security breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
6 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2000

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
             1 Year                 4.41%                    -0.04%
            5 Years                 4.85%                     3.95%
           10 Years                 6.65%                     6.19%
          SEC Yield**               7.61%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
             1 Year                 3.64%                     0.72%
            5 Years                 4.11%                     4.11%
    Since Inception*(a)             5.43%                     5.43%
          SEC Yield**               7.21%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
              1 Year                3.64%                     2.67%
             5 Years                4.11%                     4.11%
     Since Inception*               4.08%                     4.08%
           SEC Yield**              7.23%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since inception: 9/30/91 Class B; 5/3/93 Class C.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended June 30, 2000.

(a)   Assumes conversion of Class B shares into Class A shares after six years.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2000

                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------

U.S. Government & Agency Obligations-95.2%

U.S. Treasury Securities-57.4%
U.S. Treasury Bonds-53.5%
   6.375%, 8/15/27 ......................            $10,000      $  10,298,400
   6.875%, 8/15/25 ......................             20,000         21,796,800
   8.125%, 5/15/21 ......................             29,100         35,506,656
   8.875%, 8/15/17 ......................             24,000         30,592,560
   10.75%, 2/15/03 ......................             80,000         88,024,800
   12.50%, 8/15/14 ......................             65,150         92,339,701
   14.00%, 11/15/11(a) ..................             85,900        119,293,625
                                                                  -------------
                                                                    397,852,542
                                                                  -------------
U.S. Treasury Note-3.7%
   6.50%, 2/15/10(a) ....................             26,500         27,406,830
                                                                  -------------
U.S. Treasury Bill-0.2%
   5.70%, 7/06/00 .......................              2,050          2,048,386
                                                                  -------------
                                                                    427,307,758
                                                                  -------------
Federal National Mortgage
   Association-26.1%
   zero coupon, 2/15/08 .................             22,130         13,034,858
   6.50%, 12/01/99 ......................             15,000         14,142,150
   7.50%, 4/01/15-12/31/99 ..............             80,750         80,343,305
   8.00%, 6/01/30-12/31/99 ..............             50,335         50,547,322
   10.00%, 10/01/14 .....................             33,235         35,665,616
                                                                  -------------
                                                                    193,733,251
                                                                  -------------
Collateralized Mortgage Obligations-6.9%
Federal Home Loan Mortgage Corp. ........
   Series 1955 Cl.K
   7.50%, 2/20/24 .......................              5,000          5,000,000
   Series 1748 Cl.B
   8.00%, 6/15/23 .......................             13,400         13,534,000
Federal National Mortgage Association
   Series 1997-44 Cl.PE
   7.00%, 6/18/21 .......................             23,884         23,757,176
Government National Mortgage Association
   Series 1997-8 Cl.PI
   7.00%, 9/16/21 .......................              9,392          9,346,449
                                                                  -------------
                                                                     51,637,625
                                                                  -------------


--------------------------------------------------------------------------------
8 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------

Government National Mortgage
   Association-4.8%
Single Family Homes
   8.00%, 3/15/12 .......................            $28,038      $  28,458,312
   8.15%, 9/15/20 .......................              5,133          5,235,594
   9.00%, 7/20/24-9/20/24 ...............              2,058          2,114,304
                                                                  -------------
                                                                     35,808,210
                                                                  -------------
Total U.S. Government & Agency Obligations
   (cost $735,888,994) ..................                           708,486,844
                                                                  -------------
Commercial Mortgage Backed
   Securities-11.6%
Allied Capital Commercial Mortgage Trust
   Series 1998-1-A Cl.A
   6.31%, 9/25/03(b) ....................              5,311          5,239,737
BTC Mortgage Investors Trust
   Series 1997-S1 Cl.D
   6.95%, 12/31/09(b) ...................                944            943,854
BTR 2 Trust
   Series 1999-S1A Cl.C
   7.664%, 2/28/04(b) ...................              5,000          5,006,250
Credit Suisse First Boston Mortgage
   Series 1998-FL1A Cl.F
   7.74%, 1/10/01(b) ....................             21,350         21,329,931
   Series 1998-FL2 Cl.AC
   7.79875%, 8/15/01 ....................              1,600          1,602,000
   Series 1998-FL2A Cl.D
   8.048%, 10/15/01(b) ..................             15,000         14,925,000
First Chicago/Lennar Trust
   Series 1997-CHL1 Cl.A
   7.68%, 4/29/05 .......................             15,361         15,034,131
Forum Finance Corp. .....................
   Series 1 Cl.A1
   7.125%, 5/15/04(b) ...................             11,875         11,904,094
Merrill Lynch Mortgage Investors, Inc. ..
   Series 1998-ASP1 Cl.B
   7.508%, 10/01/03(b) ..................              5,000          5,037,500
Nationslink Funding Corp. ...............
   Series 1999-SL Cl.A1
   5.805%, 2/10/01 ......................              5,460          5,405,573
                                                                  -------------
Total Commercial Mortgage Backed Securities
   (cost $86,562,411) ...................                            86,428,070
                                                                  -------------


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations-10.4%
BA Mortgage Securities, Inc. ............
   Series 1997-1 Cl.A8
   7.10%, 7/25/26 .......................            $ 3,845      $   3,813,539
Chase Mortgage Finance Corp. ............
   Series 1993-3 Cl.B8
   7.40%, 10/30/24 ......................              3,108          3,046,122
   Series 1993-3 Cl.B9
   7.40%, 10/30/24 ......................              2,954          2,895,265
   Series 1993-3 Cl.B10
   7.40%, 10/30/24 ......................              2,646          2,593,552
Collateralized Mortgage Obligation Trust
   Series 63 Cl.Z
   9.00%, 10/20/20 ......................             13,958         14,350,021
Deutsche Mortgage & Asset Receiving Corp.
   Series 1998-C1 Cl.A2
   6.538%, 2/15/08 ......................              9,425          8,849,227
Prudential Home Mortgage Securities Co. .
   Series 1992-33 Cl.B1
   7.50%, 11/25/22 ......................             12,284         11,949,801
Securitized Asset Sales, Inc. ...........
   Series 1993-J Cl.1B 1
   6.8076%, 11/28/23 ....................              5,263          4,892,647
Starwood Asset Receivables Trust
   Series 2000-1 Cl.E
   9.401%, 1/25/05 ......................             25,000         25,000,000
                                                                  -------------
Total Collateralized Mortgage Obligations
   (cost $78,502,920) ...................                            77,390,174
                                                                  -------------
Stripped Mortgage Backed Securities-9.2%
First Union National Bank Commercial Mortgage
   Series 2000-C1 Cl.I/0
   .53%, 9/15/29 ........................             62,083          2,483,335
   Series 2000-C1 Cl.A2
   7.841%, 3/15/10 ......................             13,000         13,223,470
LB Commercial Conduit Mortgage Trust
   Series 1999-C1 Cl.X
   .69%, 7/15/23 ........................            256,974         10,278,957
   Series 1999-C2 Cl.X
   0.665%, 10/15/32 .....................             57,551          2,356,120
Prudential Securities Secured Financing Corp.
   Series 1999-NRF1 Cl.AEC
   0.986%, 10/15/18 .....................            364,678         17,435,244
Salomon Brothers Mortgage Securities VII
   Series 2000-FL1 Cl.A
   6.1583%, 4/05/01(b) ..................             15,951         15,951,137


--------------------------------------------------------------------------------
10 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------

Salomon Brothers Mortgage Securities, Inc.
   Series 1999-5
   10.34%, 6/25/28 ......................           $112,541      $   6,576,912
                                                                  -------------
Total Stripped Mortgage Backed Securities
   (cost $67,782,993) ...................                            68,305,175
                                                                  -------------
Corporate Obligation-2.1%
Beverly Finance
   8.36%, 7/15/04
   (cost $15,118,950) ...................             15,000         15,174,150
                                                                  -------------
Asset Backed Securities-1.1%
Green Tree Home Improvement Loan Trust
   Series 1997-A Cl.HEA5
   7.21%, 3/15/28 .......................              1,699          1,698,950
Option One Mortgage Securities Corp. ....
   Series 1999-B Cl.CTFS
   9.66%, 6/25/29(b) ....................              1,537          1,503,942
Series 2000-1 Cl.CTFS
   9.85%, 5/25/30(b) ....................              5,012          5,012,288
                                                                  -------------
Total Asset Backed Securities
   (cost $8,255,532) ....................                             8,215,180
                                                                  -------------
Repurchase Agreement-0.1%
State Street Bank and Trust Co. .........
   6.25%, dated 6/30/00, due 7/03/00
   in the amount of $586,305 (cost $586,000;
   collateralized by $600,000 FNMA, 6.30%,
   11/21/01, value $599,250)
   (amortized cost $586,000) ............                586            586,000
                                                                  -------------
Total Investments-129.7%
   (cost $992,697,800) ..................                           964,585,593
Other assets less liabilities-(29.7%) ...                          (220,599,589)
                                                                  -------------
Net Assets-100% .........................                         $ 743,986,004
                                                                  =============

(a) Securities, or portions thereof, with an aggregate market value of $98,387,078 have been segregated to collateralize reverse repurchase agreements.
(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Rule 144A securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, these securities amounted to $86,853,733 representing 11.7% of net assets.

      Glossary:

      FNMA - Federal National Mortgage Association.

      See notes to financial statements.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2000

Assets
Investments in securities, at value (cost $992,697,800) ....    $   964,585,593
Cash .......................................................          2,700,271
Receivable for investments sold ............................         50,068,403
Interest receivable ........................................         13,438,179
Receivable for capital stock sold ..........................          4,641,151
                                                                ---------------
Total assets ...............................................      1,035,433,597
                                                                ---------------
Liabilities
Payable for investment securities purchased ................        183,623,325
Reverse repurchase agreements ..............................         98,292,335
Payable for capital stock redeemed .........................          6,319,681
Dividends payable ..........................................          1,380,656
Advisory fee payable .......................................          1,050,158
Distribution fee payable ...................................            365,567
Accrued expenses ...........................................            415,871
                                                                ---------------
Total liabilities ..........................................        291,447,593
                                                                ---------------
Net Assets .................................................    $   743,986,004
                                                                ===============
Composition of Net Assets
Capital stock, at par ......................................    $       106,342
Additional paid-in capital .................................      1,026,231,840
Distributions in excess of net investment income ...........         (1,380,656)
Accumulated net realized loss on investments, options,
   and futures transactions ................................       (252,854,107)
Net unrealized depreciation of investments and
   other assets ............................................        (28,117,415)
                                                                ---------------
                                                                $   743,986,004
                                                                ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($430,895,263 / 61,617,802 shares of capital stock
   issued and outstanding) .................................              $6.99
Sales charge--4.25% of public offering price ...............                .31
                                                                          -----
Maximum offering price .....................................              $7.30
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($200,282,893 / 28,614,921 shares of capital stock
   issued and outstanding) .................................              $7.00
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($112,807,848 / 16,109,034 shares of capital stock
   issued and outstanding) .................................              $7.00
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended June 30, 2000

Investment Income
Interest ......................................                    $ 75,347,516
Expenses
Advisory fee ..................................    $  4,512,662
Distribution fee - Class A ....................       1,279,649
Distribution fee - Class B ....................       2,642,382
Distribution fee - Class C ....................       1,287,011
Transfer agency ...............................       1,349,201
Custodian .....................................         266,418
Printing ......................................         250,622
Administrative ................................         114,500
Audit and legal ...............................         113,585
Registration ..................................         105,931
Directors' fees ...............................          11,814
Miscellaneous .................................          61,515
                                                   ------------
Total expenses before interest ................      11,995,290
Interest expense ..............................       8,163,954
                                                   ------------
Net expenses ..................................                      20,159,244
                                                                   ------------
Net investment income .........................                      55,188,272
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions ...............................                     (23,827,379)
Net realized loss on written
   options transactions .......................                          (6,310)
Net realized gain on futures transactions .....                       1,130,988
Net change in unrealized
   appreciation/depreciation of investments
   and other assets ...........................                      (2,400,040)
                                                                   ------------
Net loss on investment transactions ...........                     (25,102,741)
                                                                   ------------
Net Increase In Net Assets From
   Operations .................................                    $ 30,085,531
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Year Ended       Year Ended
                                                 June 30, 2000    June 30,1999
                                                 -------------    ------------

Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $  55,188,272    $  60,038,948
Net realized loss on investments, written
   options and futures transactions ..........     (22,702,701)     (20,418,077)
Net change in unrealized
   appreciation/depreciation of
   investments and other assets ..............      (2,400,040)     (28,567,511)
                                                 -------------    -------------
Net increase in net assets from operations ...      30,085,531       11,053,360
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...................................     (30,059,967)     (26,892,164)
   Class B ...................................     (16,657,204)     (24,633,071)
   Class C ...................................      (8,122,635)      (8,513,713)
Distributions in excess of
   net investment income
   Class A ...................................              -0-        (505,653)
   Class B ...................................              -0-        (277,687)
   Class C ...................................              -0-        (116,468)
Tax Return of Capital
   Class A ...................................        (439,517)              -0-
   Class B ...................................        (243,550)              -0-
   Class C ...................................        (118,764)              -0-
Capital Stock Transactions
Net increase (decrease) ......................    (139,079,303)     101,112,314
                                                 -------------    -------------
Total increase (decrease) ....................    (164,635,409)      51,226,918
Net Assets
Beginning of period ..........................     908,621,413      857,394,495
                                                 -------------    -------------
End of period ................................   $ 743,986,004    $ 908,621,413
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS
Year Ended June 30, 2000

Increase (Decrease) In Cash From:
Operating Activities:
Interest received ............................  $    70,659,102
Interest expense paid ........................       (8,163,954)
Operating expenses paid ......................      (11,848,297)
                                                ---------------
Net increase in cash from operating
   activities ................................                     $ 50,646,851
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments .....................    3,985,103,482
Purchase of long-term portfolio
   investments ...............................   (3,871,571,971)
Purchases of short-term portfolio
   investments, net ..........................          507,690
Gain on closed futures contracts .............        1,130,988
                                                ---------------
Net increase in cash from investing
   activities ................................                      115,170,189
Financing Activities*:
Increase in reverse repurchase
   agreements ................................       31,986,740
Redemptions of capital stock, net ............     (168,923,772)
Cash dividends paid ..........................      (26,381,819)
                                                ---------------
Net decrease in cash from financing
   activities ................................                     (163,318,851)
                                                                   ------------
Net increase in cash .........................                        2,498,189
Cash at beginning of period ..................                          202,082
                                                                   ------------
Cash at end of period ........................                     $  2,700,271
                                                                   ============
Reconciliation of Net Increase in
Net Assets from Operations to Net Increase
in Cash from Operating Activities:
Net increase in net assets resulting from
   operations ................................                     $ 30,085,531
Adjustments:
Increase in interest receivable ..............  $    (3,151,236)
Net realized loss on investment
   transactions ..............................       22,702,701
Net change in unrealized
   appreciation/depreciation .................        2,400,040
Accretion of bond discount ...................       (1,537,178)
Increase in accrued expenses .................          146,993
                                                ---------------
Total adjustments ............................                       20,561,320
                                                                   ------------
Net increase in cash from operating activities                     $ 50,646,851
                                                                   ============


* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000

NOTE A

Significant Accounting Policies

Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. The Quality Bond Portfolio commenced operations on July 1, 1999. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the U.S. Government Portfolio (the "Portfolio") only. The Portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and


--------------------------------------------------------------------------------
16 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to tax return of capital distribution, resulted in a net decrease in distributions in excess of net investment income and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate of
 .15 of 1% (approximately .60 of 1% on an annual basis) of the first $500 million of the Portfolio's net assets and .125 of 1% (approximately .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Portfolio paid $114,500 to the Adviser representing the cost of certain


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

legal and accounting services provided to the Portfolio by the Adviser for the year ended June 30, 2000.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $877,664 for the year ended June 30, 2000.

For the year ended June 30, 2000, the Portfolio's expenses were reduced by $51,314 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor has advised the Fund that it has received $9,370, $525,734 and $69,896 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2000.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $7,454,668, and $5,072,687 for Class B and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $400,642,417 and $378,719,264, respectively, for the year ended June 30, 2000. There were purchases of $3,550,213,466 and sales of $3,480,440,625 of U.S. government and government agency obligations for the year ended June 30, 2000.

At June 30, 2000, the cost of investments for federal income tax purposes was $993,052,516. Accordingly, gross unrealized appreciation of investments was $4,068,197 and gross unrealized depreciation of investments was $32,534,404, resulting in net unrealized depreciation of $28,466,207.


--------------------------------------------------------------------------------
18 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

At June 30, 2000, the Portfolio had a capital loss carry-forward for federal income tax purposes of $240,971,679, of which $83,016,947 expires in the year 2003; $61,544,081 expires in the year 2004; $51,829,521 expires in the year 2005, $3,736,379 expires in the year 2006, and $40,844,751 expires in 2008.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and will elect to defer net capital losses of 11,527,711 during fiscal year 2000. To the extent that the carryforward losses are used to offset future capital gains, it is probable that the gain so offset will not be distributed to shareholders.

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At June 30, 2000, the Portfolio had no outstanding futures contracts.

2. Interest Rate Swap Agreements

The Portfolio enters into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest in-


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

come). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. There were no outstanding interest rate swap contracts for the year ended June 30, 2000.

3. Options Transactions

For hedging and investment purposes, the Portfolio purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Portfolio at a disadvantageous price.

Transactions in options written for the year ended June 30, 2000 were as follows:

                                                  Number of
                                                  Contracts        Premiums
                                              ===============   ===============
Options outstanding at beginning of
   the period...........................                   -0-  $            -0-
Options written.........................                  106            28,984
Options terminated in closing purchase
   transactions.........................                 (106)          (28,984)
                                              ---------------   ---------------
Options outstanding at June 30, 2000....                   -0-  $            -0-
                                              ===============   ===============


--------------------------------------------------------------------------------
20 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE E

Capital Stock

There are 600,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 200,000,000 authorized shares. Transactions in capital stock were as follows:

                       ---------------------------    ------------------------------
                                 Shares                            Amount
                       ---------------------------    ------------------------------
                       Year Ended       Year Ended       Year Ended       Year Ended
                         June 30,         June 30,         June 30,         June 30,
                             2000             1999             2000             1999
                      --------------------------------------------------------------
Class A
Shares sold            22,179,016       19,224,210    $ 154,538,553    $ 145,163,835
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions         2,156,994        1,728,659       15,091,387       13,009,221
------------------------------------------------------------------------------------
Shares converted
  from Class B         11,415,140       11,651,921       79,897,781       86,786,935
------------------------------------------------------------------------------------
Shares redeemed       (33,381,715)     (19,949,212)    (232,803,609)    (149,785,083)
------------------------------------------------------------------------------------
Net increase            2,369,435       12,655,578    $  16,724,112    $  95,174,908
====================================================================================

Class B
Shares sold             8,608,429       24,468,480    $  60,522,876    $ 185,888,333
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions         1,336,690        1,662,969        9,380,927       12,540,058
------------------------------------------------------------------------------------
Shares converted
  to Class A          (11,405,730)     (11,639,868)     (79,897,781)     (86,786,935)
------------------------------------------------------------------------------------
Shares redeemed       (16,923,793)     (19,011,200)    (118,579,168)    (143,440,490)
------------------------------------------------------------------------------------
Net decrease          (18,384,404)      (4,519,619)   $(128,573,146)   $ (31,799,034)
====================================================================================

Class C
Shares sold             3,658,765       13,380,912    $  25,704,416    $ 101,866,687
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           732,305          711,129        5,135,970        5,357,332
------------------------------------------------------------------------------------
Shares redeemed        (8,305,178)      (9,170,674)     (58,070,655)     (69,487,579)
------------------------------------------------------------------------------------
Net increase
  (decrease)           (3,914,108)       4,921,367    $ (27,230,269)   $  37,736,440
====================================================================================


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE F

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

As of June 30, 2000, the Portfolio had entered into the following reverse repurchase agreements:

    Amount               Broker              Interest Rate        Maturity
============    ========================     =============     ================
$70,312,500     Lehman Brothers                   6.35%          July 3, 2000
$12,017,500     Lehman Brothers                   5.25%          July 5, 2000
$15,806,250     Goldman Sachs & Company           5.30%          July 6, 2000

For the year ended June 30, 2000, the maximum amount of reverse repurchase agreements outstanding was $291,359,788, the average amount outstanding was $160,059,677, and the daily weighted average interest rate was 5.02%.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended June 30, 2000.

NOTE H

Subsequent Event Note

The Board of Directors of Alliance Bond Fund has approved the acquisition by its U.S. Government Portfolio of the assets and liabilities of Alliance Limited Maturity Government Fund and Alliance Mortgage Securities Income Fund pursuant to separate plans of acquisition and liquidation. Each acquisition is subject to approval by the shareholders of the relevant fund to be acquired. Both acquisitions are expected to be tax-free transactions.


--------------------------------------------------------------------------------
22 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             --------------------------------------------------------------------
                                                                             Class A
                                             --------------------------------------------------------------------
                                                                       Year Ended June 30,

                                                 2000           1999           1998           1997           1996
                                             --------------------------------------------------------------------
Net asset value, beginning of period .....   $   7.19       $   7.57       $   7.41       $   7.52       $   7.96
                                             --------------------------------------------------------------------
Income From Investment Operations
Net investment income ....................        .50(a)         .52(a)         .54(a)         .57(a)         .58
Net realized and unrealized gain (loss) on
  investment transactions ................       (.20)          (.37)           .18           (.10)          (.44)
                                             --------------------------------------------------------------------
Net increase in net asset value
  from operations ........................        .30            .15            .72            .47            .14
                                             --------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income .....       (.49)          (.52)          (.54)          (.57)          (.58)
Distribution in excess of net investment
  income .................................         -0-          (.01)            -0-            -0-            -0-
Tax return of capital ....................       (.01)            -0-          (.02)          (.01)            -0-
                                             --------------------------------------------------------------------
Total dividends and distributions ........       (.50)          (.53)          (.56)          (.58)          (.58)
Net asset value, end of period ...........   $   6.99       $   7.19       $   7.57       $   7.41       $   7.52
                                             ====================================================================
Total Return
Total investment return based on net asset
  value(b) ...............................       4.41%          1.83%         10.02%          6.49%          1.74%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $430,895       $426,167       $352,749       $354,782       $397,894
Ratio of expenses to average net assets ..       2.14%          1.17%          1.06%          1.02%          1.01%
Ratio of expenses to average net assets,
  excluding interest expense .............       1.12%          1.08%          1.06%          1.02%          1.01%
Ratio of net investment income to
  average net assets .....................       7.13%          6.86%          7.08%          7.66%          7.38%
Portfolio turnover rate ..................        398%           320%           153%           330%           334%

See footnote summary on page 25.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             --------------------------------------------------------------------
                                                                             Class B
                                             --------------------------------------------------------------------
                                                                       Year Ended June 30,
                                                 2000           1999           1998           1997           1996
                                             --------------------------------------------------------------------
Net asset value, beginning of period .....   $   7.20       $   7.57       $   7.41       $   7.52       $   7.96
                                             --------------------------------------------------------------------
Income From Investment Operations
Net investment income ....................        .44(a)         .46(a)         .48(a)         .52(a)         .52
Net realized and unrealized gain (loss) on
  investment transactions ................       (.19)          (.36)           .18           (.10)          (.44)
                                             --------------------------------------------------------------------
Net increase in net asset value
  from operations ........................        .25            .10            .66            .42            .08
                                             --------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income .....       (.44)          (.46)          (.48)          (.52)          (.52)
Distributions in excess of net investment
  income .................................         -0-          (.01)            -0-            -0-            -0-
Tax return of capital ....................       (.01)            -0-          (.02)          (.01)            -0-
                                             --------------------------------------------------------------------
Total dividends and distributions ........       (.45)          (.47)          (.50)          (.53)          (.52)
                                             --------------------------------------------------------------------
Net asset value, end of period ...........   $   7.00       $   7.20       $   7.57       $   7.41       $   7.52
                                             ====================================================================
Total Return
Total investment return based on net asset
  value(b) ...............................       3.64%          1.22%          9.20%          5.69%          1.01%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $200,283       $338,310       $390,253       $471,889       $628,628
Ratio of expenses to average net assets ..       2.80%          1.87%          1.76%          1.73%          1.72%
Ratio of expenses to average net assets,
  excluding interest expense .............       1.83%          1.79%          1.76%          1.73%          1.72%
Ratio of net investment income to
  average net assets .....................       6.28%          6.13%          6.37%          6.95%          6.67%
Portfolio turnover rate ..................        398%           320%           153%           330%           334%

See footnote summary on page 25.


--------------------------------------------------------------------------------
24 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             --------------------------------------------------------------------
                                                                            Class C
                                             --------------------------------------------------------------------
                                                                       Year Ended June 30,
                                                 2000           1999           1998           1997           1996
                                             --------------------------------------------------------------------
Net asset value, beginning of period .....   $   7.20       $   7.57       $   7.41       $   7.52       $   7.96
                                             --------------------------------------------------------------------
Income From Investment Operations
Net investment income ....................        .45(a)         .46(a)         .48(a)         .52(a)         .52
Net realized and unrealized gain (loss) on
  investment transactions ................       (.20)          (.36)           .18           (.10)          (.44)
                                             --------------------------------------------------------------------
Net increase in net asset value
  from operations ........................        .25            .10            .66            .42            .08
                                             --------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income .....       (.44)          (.46)          (.48)          (.52)          (.52)
Distribution in excess of net investment
  income .................................         -0-          (.01)            -0-            -0-            -0-
Tax return of capital ....................       (.01)            -0-          (.02)          (.01)            -0-
                                             --------------------------------------------------------------------
Total dividends and distributions ........       (.45)          (.47)          (.50)          (.53)          (.52)
Net asset value, end of period ...........   $   7.00       $   7.20       $   7.57       $   7.41       $   7.52
                                             ====================================================================
Total Return
Total investment return based on net asset
  value(b) ...............................       3.64%          1.22%          9.21%          5.69%          1.01%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $112,808       $144,145       $114,392       $115,607       $166,075
Ratio of expenses to average net assets ..       2.82%          1.87%          1.76%          1.72%          1.71%
Ratio of expenses to average net assets,
  excluding interest expense .............       1.83%          1.78%          1.76%          1.72%          1.71%
Ratio of net investment income to
  average net assets .....................       6.35%          6.13%          6.38%          6.96%          6.68%
Portfolio turnover rate ..................        398%           320%           153%           330%           334%

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 25

----------------
AUDITOR'S REPORT
----------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and
Board of Directors of Alliance
Bond Fund U.S. Government Portfolio

We have audited the accompanying statement of assets and liabilities of Alliance Bond Fund U.S. Government Portfolio (one of the portfolios comprising the Alliance Bond Fund, Inc.), including the portfolio of investments, as of June 30, 2000, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Bond Fund U.S. Government Portfolio at June 30, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
August 2, 2000


--------------------------------------------------------------------------------
26 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

asset-backed securities (ABS)

Bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies or other providers of credit and often enhanced by a bank letter of credit or by insurance coverage provided by an institution other than the issuer.

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

commercial mortgage-backed securities (CMBS)

Similar to mortgage-backed securities in that they are securities or certificates backed by mortgages, except that investors receive payments out of the interest and principal of commercially-owned real estate, rather than residential real estate.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

investment-grade bond

A bond that is rated BBB or higher by a credit agency.

mortgage-backed securities (MBS)

Securities or certificates backed by mortgages. Typically issued by institutions such as the Federal National Mortgage Association (FNMA), Government National Mortgage Association (GNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Investors receive payments out of the interest and principal of the underlying mortgages.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with nearly $388 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 29 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 282 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/00.


--------------------------------------------------------------------------------
28 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 29

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Matthew Bloom, Vice President
Paul J. DeNoon, Vice President
F. Jeanne Goetz, Vice President
Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
30 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

The Spain Fund
ACM Municipal Securities Income Fund
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Government Opportunity Fund
ACM Managed Income Fund
The Southern Africa Fund
The Austria Fund
Alliance World Dollar Government Fund
ACM Managed Dollar Income Fund
The Korean Investment Fund
Alliance World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

Alliance Bond Fund U.S. Government Portfolio                     ---------------
1345 Avenue of the Americas                                         BULK RATE
New York, NY 10105                                                U.S. POSTAGE
(800) 221-5672                                                        PAID
                                                                  New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

AllianceCapital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

USGAR600